SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934
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Filed by a Party other than the Registrant  ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

U.S. REALTEL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
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U.S. REALTEL, INC.
Fifteen Piedmont Center
3575 Piedmont Road, Suite 100
Atlanta, Georgia 30305

May 21, 2003

Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of U.S. RealTel, Inc. The meeting will be held on Wednesday, June 25, 2003 at 9:00 a.m., local time, at Fifteen Piedmont Center, 3575 Piedmont Road, Suite 100, Atlanta, Georgia 30305.

     The attached proxy statement, with formal notice of the meeting on the first page, describes the matters expected to be acted upon at the meeting. We urge you to review these materials carefully and to use this opportunity to take part in the company’s affairs by voting on the matters described in this proxy statement. We hope that you will be able to attend the meeting.

     Your vote is important. Whether you plan to attend the meeting or not, please complete the enclosed proxy card and return it as promptly as possible. The enclosed proxy card contains instructions regarding the method of voting. If you attend the meeting, you may continue to have your shares voted as instructed in the proxy or you may withdraw your proxy at the meeting and vote your shares in person.

     We look forward to seeing you at the meeting.

Sincerely,

Charles B. McNamee Chief Executive Officer

U.S. REALTEL, INC.
Fifteen Piedmont Center
3575 Piedmont Road, Suite 100
Atlanta, Georgia 30305

___________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 25, 2003

___________________

     The 2003 annual meeting of stockholders of U.S. RealTel, Inc. will be held at our offices located at Fifteen Piedmont Center, 3575 Piedmont Road, Suite 100, Atlanta, Georgia 30305, on Wednesday, June 25, 2003, beginning at 9:00 a.m. local time. At the meeting, stockholders will vote on the following matters:

(1)	Election of five directors, each for a term of one year;

(2)	Ratification of the appointment of Deloitte & Touche LLP as independent auditors for fiscal year 2003;

(3)	Approval of Second Amendment to the U.S. RealTel, Inc. 1999 Employee Equity Incentive Plan; and

(4)	Any other matters that properly come before the meeting.

     Stockholders of record at the close of business on April 28, 2003 are entitled to vote at the meeting or any postponements or adjournments of the meeting.

     Whether or not you plan to attend the annual meeting, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

     This is an important meeting and you are invited to attend the meeting in person. If you are unable to attend, we urge you to execute and return the enclosed proxy card as promptly as possible. If you execute a proxy card, you may nevertheless attend the meeting, revoke your proxy and vote your shares in person.

By Order of the Board of Directors,

Ross J. Mangano Chairman of the Board

May 21, 2003 Atlanta, Georgia

ABOUT THE MEETING
What is the purpose of the meeting?
Who is entitled to vote at the meeting?
What are the voting rights of stockholders?
Who may attend the meeting?
What constitutes a quorum?
How do I vote?
Can I change my vote after I return my proxy card?
How will uninstructed proxies be cast?; What are the board’s recommendations?
What vote is required to approve each proposal?
What are the effects of “broker non-votes”?
Who will pay for the preparation of the proxy?
PROPOSAL 1—ELECTION OF DIRECTORS
Directors Standing for Election
MANAGEMENT
Executive Officers and Directors
How are directors compensated?
How often did the board meet during fiscal 2002?
What committees has the board established?
BOARD COMMITTEE MEMBERSHIP
PROPOSAL 2 — APPOINTMENT OF INDEPENDENT AUDITORS
What am I voting on?
Will a representative of Deloitte & Touche LLP be present at the meeting?
PROPOSAL 3 — APPROVAL OF SECOND AMENDMENT TO 1999 EMPLOYEE EQUITY INCENTIVE PLAN
What is the plan?
What is the proposed amendment to the plan?
What am I voting on?
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE COMPENSATION
Summary Compensation Table
Stock Option Grants in Fiscal 2002
Stock Option Exercises and Values for Fiscal 2002
Equity Compensation Plan Information
Employment and Termination Agreements
Employee Benefit Plans
STOCK PERFORMANCE GRAPH
STOCK OWNERSHIP
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
RELATIONSHIP WITH INDEPENDENT AUDITORS
FEES PAID TO OUR INDEPENDENT AUDITORS
OTHER MATTERS
ADDITIONAL INFORMATION
SECOND AMENDMENT TO THE U.S. REALTEL, INC. 1999 EMPLOYEE EQUITY INCENTIVE PLAN

(i)

U.S. RealTel, Inc.
Fifteen Piedmont Center
3575 Piedmont Road, Suite 100
Atlanta, Georgia 30305

___________________

PROXY STATEMENT

___________________

May 21, 2003

     This proxy statement contains information related to the annual meeting of stockholders of U.S. RealTel, Inc. to be held on Wednesday, June 25, 2003, beginning at 9:00 a.m., local time, at our offices located at Fifteen Piedmont Center, 3575 Piedmont Road, Suite 100, Atlanta, Georgia 30305, and at any postponements and adjournments thereof. We are first mailing this proxy statement, the foregoing notice of annual meeting of stockholders and the enclosed proxy card to our stockholders on or about May 21, 2003. This proxy statement relates to a solicitation of your proxy by the Company.

ABOUT THE MEETING

What is the purpose of the meeting?

     At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting, including the election of directors. In addition, our management will report on our performance during fiscal 2002 and respond to questions from stockholders.

Who is entitled to vote at the meeting?

     Only stockholders of record at the close of business on the record date, April 28, 2003, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting.

What are the voting rights of stockholders?

     Each stockholder will be entitled to one vote for each share of our common stock held by the stockholder on each matter to be voted upon at the meeting.

Who may attend the meeting?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 5,873,395 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. Street name stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with us either a notice of revocation or a duly executed proxy bearing a later date. The powers of your proxy holder will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

How will uninstructed proxies be cast?; What are the board’s recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of our board of directors. The board’s recommendation is set forth in this proxy statement. The board recommends (1) a vote “FOR” election of the nominated slate of directors; (2) a vote “FOR” the appointment of Deloitte & Touche LLP as independent auditors for fiscal 2003; and (3) a vote “FOR” approval of the Second Amendment to the Company’s 1999 Employee Equity Incentive Plan.

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each proposal?

     The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. Stockholders are not entitled to cumulative voting in the election of directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated and will have no effect on the outcome of the vote, although it will be counted for purposes of determining whether there is a quorum.

     For each other proposal, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the proposal will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

What are the effects of “broker non-votes”?

     If you hold your shares in street name through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Accordingly, such “broker non-votes” will not be included in vote totals and will have no effect on the outcome of any votes. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Who will pay for the preparation of the proxy?

     We will pay the cost of preparing, assembling, and mailing the proxy statement, notice of meeting, and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers, and other custodians, nominees, and fiduciaries to forward copies of the proxy material to the beneficial owners of our common stock and to request authority for the execution of proxies and we may reimburse such persons for their expenses incurred in connection with these activities.

     Our principal executive offices are located at Fifteen Piedmont Center, 3575 Piedmont Road, Suite 100, Atlanta, Georgia 30305, and our telephone number is (404) 442-0120. A list of stockholders entitled to vote at the annual meeting will be available at our offices for a period of ten days prior to the meeting and at the meeting itself for examination by any stockholder for any proper purpose germane to the meeting.

PROPOSAL 1—ELECTION OF DIRECTORS

Directors Standing for Election

     Our bylaws provide that our board of directors shall consist of not less than five nor more than ten members, with the exact number fixed from time to time by resolution of the board of directors. Our board of directors by resolution has set the number of directors at five, and the board currently has five members, each of whose current term of office expires at the 2003 annual meeting.

     Five directors are to be elected at the 2003 annual meeting. The board of directors has nominated the following individuals, all of whom are currently serving as directors, to stand for re-election, and proxies representing our common stock will be voted for their re-election absent contrary instructions.

Michael F. Elliott
Ross J. Mangano
Charles B. McNamee
Steve G. Nussrallah
Gerard H. Sweeney

If a nominee becomes unavailable to serve as a director, the board may designate a substitute nominee.

     For additional information regarding the above nominees, including a description of their business experience, please see “Management—Executive Officers and Directors” below.

     The board of directors has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for a directorship to be elected is unable to accept election or if any other unforeseen contingencies should arise, it is intended that proxies will be voted for the remaining nominees and for such other person as may be designated by the board of directors, unless directed by a proxy to do otherwise.

     The board of directors recommends a vote “FOR” this slate of nominees.

MANAGEMENT

Executive Officers and Directors

     Our executive officers and directors, and their ages are as follows:

Name	Age	Position

Charles B. McNamee	55	Chief Executive Officer & Director
Gregory P. McGraw	48	President, Chief Operating Officer, Chief Financial Officer & Secretary
Salvatore “Sam” Collura	49	Executive Vice President
Edgardo Vargas	34	Senior Vice President and Treasurer
Ross J. Mangano	56	Chairman of the Board & Director
Gerard H. Sweeney	46	Director
Steve G. Nussrallah	52	Director
Michael F. Elliott	44	Director

     Charles B. McNamee has served as a director and as our chief executive officer since July 2002, and was our executive vice president from April 2002 to July 2002. Mr. McNamee has served as chief executive officer of Cypress Communications since February 2002. Mr. McNamee also has been chief executive officer of Resurgence Communications, LLC since March 2001. Prior to that, he was vice president-network operations for LGC Wireless from November 2000 to May 2001. He was president-tenant services for U.S. RealTel, Inc. from June 1998 to

November 2000. Mr. McNamee served as a director and chief executive officer of Tie Communications, Inc. from December 1995 to March 1998.

     Gregory P. McGraw has served as our president, chief financial officer and chief operating officer since July 2002 and served as our executive vice president from April 2002 to July 2002. Mr. McGraw has served as president and chief operating officer of Cypress Communications since February 2002. Mr. McGraw also has been president and chief operating officer of Resurgence Communications, LLC since January 2001. Prior to that, he was executive vice president and corporate development officer for Convergent Communications, Inc. from August 1998 to January 2001. From July 1996 to August 1998, Mr. McGraw was a regulatory consultant, and vice president of marketing for, and served as interim chief financial officer of, Tie Communications, Inc.

     Salvatore “Sam” W. Collura has served as our executive vice president since July and as executive vice president of field operation of Cypress Communications since February 2002. Mr. Collura has more than 25 years of sales and operations management experience in the telecommunications industry, and was most recently the Executive Vice President — Voice Division for Convergent Communications. During his 17 years at Tie Communications, Mr. Collura held various regional and national positions in sales and general management and consistently earned top sales honors and awards. Prior to its acquisition by Convergent, Mr. Collura was a regional VP/GM for Tie Communications. He has a BS in Business Administration from the University of Nebraska at Lincoln.

     Edgardo Vargas has served as our senior vice president and treasurer since February 2002 and our corporate controller since February 2001. He has also been the senior vice president and controller of Cypress Communications since February 2002. From April 2000 to January 2001, Mr. Vargas served as finance director and corporate controller for FirstMark Communications, Inc. From May 1997 to March 2000, Mr. Vargas served as resource director and corporate controller for Panam Wireless, Inc. From February 1993 to April 1997, Mr. Vargas was employed by PricewaterhouseCoopers, where at the time of his departure he was a manager.

     Ross J. Mangano has served as a director since October 1998 and became chairman of the board, as well as a director of Cypress Communications, in February 2002. Mr. Mangano has served as the chairman of the board of directors of Cerprobe, a public company, since February 1992 and as a director of Cerprobe since February 1998. Mr. Mangano has served as the president of Oliver Estate, Inc., an investment management company located in South Bend, Indiana, since 1996. Prior to that time, Mr. Mangano served in various management positions with Oliver Estate, Inc. since 1971. Mr. Mangano also is an investment analyst for Oliver Estate, Inc. Mr. Mangano has served on the board of directors of BioSante Pharmaceuticals, Inc., a public company located in Lincolnshire, Illinois, since July 1999 and Orchard Software Company, a privately held company which develops software for the medical industry and which is located in Carmel, Indiana, since August 1998.

     Gerard H. Sweeney has served as a director since January 2000 and as a director of Cypress Communications since February 2002. Mr. Sweeney also serves as president, chief executive officer, and trustee of Brandywine Realty Trust. Mr. Sweeney has served as chief executive officer of Brandywine since August 1994, as president since November 1988, and as a trustee since February 1994. Brandywine Realty Trust is a public real estate investment trust located in Plymouth Meeting, Pennsylvania. Mr. Sweeney is a member of NAREIT and the ULI. Mr. Sweeney is also a board member of The Pennsylvania Academy of the Fine Arts, chairman of the Schuylkill River Development Corporation (SRDC) and a board member of the Independence Seaport Museum.

     Steve G. Nussrallah has served as a director since July 2002 and as a director of Cypress Communications since July 2002. Mr. Nusrallah has been a general partner of Noro-Moseley Partners, an Atlanta-based venture capital firm, since January 2001. He has also served as chairman of the board of Concurrent Computer Corp. since October 2000. Before becoming Concurrent’s chairman, he served as president and chief executive officer of Concurrent from January 2000 to October 2000 and as president of its Xstreme division from January 1999 to December 1999. From March 1996 to March 1998, he served as president and chief operating officer of Syntellect Inc.

     Michael F. Elliott has served as a director since July 2002 and as a director of Cypress Communications since July 2002. Mr. Elliott has served as a managing director of Wakefield Group, a North Carolina-based venture capital firm since March 1997. He served as a managing director of NationsBank Capital Investors from January 1994 through March 1997 and was a founding general partner of NCNB Venture Co., LP. Prior to joining NationsBank, Mr. Elliott was a member of Ernst & Young’s Corporate Finance Group. Mr. Elliott serves as a director of several of the Wakefield Group’s portfolio companies.

How are directors compensated?

     All directors are reimbursed for travel expenses incurred in connection with attending board and committee meetings. Directors are not entitled to additional fees for serving on committees of the board. From time to time, we may also grant our non-employee directors options after reviewing the level of compensation paid to non-employee directors by other similarly situated companies. In consideration of Mr. Mangano’s joining the board in October 1998, he received warrants to purchase 25,000 shares of our common stock at an exercise price of $4.00 per share. These warrants, if not sooner exercised, expire on October 2, 2003. In consideration of Mr. Sweeney joining the board in January 2000, he received warrants to purchase 25,000 shares of our common stock at an exercise price of $8.00 per share. These warrants, if not sooner exercised, expire on February 14, 2005.

How often did the board meet during fiscal 2002?

     The board of directors met 11 times during fiscal 2002. Each director attended more than 75% of the total number of meetings of the board and committees on which he served.

What committees has the board established?

     The board of directors has an audit committee, a compensation committee, and a nominating committee. The current members of the committees of the board of directors are set forth below.

BOARD COMMITTEE MEMBERSHIP

	Compensation		Nominating
Name	Committee	Audit Committee	Committee

Michael F. Elliott	*	*	**
Ross J. Mangano	*	*	*
Charles B. McNamee
Steve G. Nussrallah	**	*	*
Gerard H. Sweeney	*	**	*

*	Member
**	Chair

     Compensation Committee. The compensation committee reviews and makes recommendations to the board regarding all forms of compensation, including stock compensation and loans, provided to our executive officers and directors and to the executive officers and directors of our subsidiaries. In addition, the compensation committee reviews and makes recommendations on stock compensation arrangements for all of our employees. The compensation committee also administers our 1999 Employee Equity Incentive Plan. The compensation committee met 3 times during fiscal 2002.

     Audit Committee. The functions of the audit committee are described below under the heading Report of the Audit Committee. Management believes that Michael E. Elliott, Steve G. Nussrallah and Gerard H. Sweeney are “independent” within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. During fiscal 2002, the audit committee met 2 times.

     Nominating Committee. The board appointed a nominating committee on March 20, 2002. The nominating committee reviews and makes recommendations to the board regarding nominees for election as directors for the ensuing year at the next annual meeting and from time to time during the year to fill vacancies occurring between annual meetings. The nominating committee has no established procedure for considering nominees recommended by our security holders.

PROPOSAL 2 — APPOINTMENT OF INDEPENDENT AUDITORS

What am I voting on?

     Based upon the recommendation of the audit committee, the board of directors has appointed Deloitte & Touche LLP as independent auditors for fiscal year 2003. Although the company’s governing documents do not require submission of the selection of independent auditors to the stockholders for approval, the board of directors considers it desirable that its appointment of Deloitte & Touche LLP be ratified by the stockholders. This is an advisory vote. Therefore, even if the proposal is not ratified by the stockholders, our board of directors in its discretion may elect to retain Deloitte & Touche LLP as auditors for fiscal year 2003 while considering other options for the future.

     The board of directors recommends a vote “FOR” this proposal

Will a representative of Deloitte & Touche LLP be present at the meeting?

     One or more representatives of Deloitte & Touche LLP will be present at the meeting. The representatives will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions from the stockholders.

PROPOSAL 3 — APPROVAL OF SECOND AMENDMENT TO
1999 EMPLOYEE EQUITY INCENTIVE PLAN

What is the plan?

     Our 1999 Employee Equity Incentive Plan was adopted by our board of directors on April 20, 1999 and approved by the stockholders on September 15, 1999, amended by our board of directors on March 20, 2002, and approved by our stockholders on June 26, 2002. Under the plan, directors, officers, full-time employees, and consultants are eligible to receive awards. The types of awards that may be made under the plan are options to purchase common stock, stock appreciation rights, restricted shares, performance units, performance shares, and stock bonuses. Options granted under the plan may be designated as incentive stock options that qualify for favorable tax treatment for the optionee under Section 422 of the Internal Revenue Code of 1986. Unless otherwise provided in a particular grant, any award under the plan will vest in four equal installments, becoming exercisable on each of the first four anniversaries of the grant date. If shares awarded under the plan are forfeited, such shares will again become available for new awards under the plan.

     The compensation committee of our board of directors administers the plan. The committee has complete discretion to make all decisions, subject to the express provisions of the plan, relating to the interpretation and operation of the plan, including the discretion to determine which individuals are eligible to receive any award, and to determine the type, number, vesting requirements and other features and conditions of each award.

     The exercise price of incentive stock options granted under the plan may not be less than 100% of the fair market value of the common stock on the option grant date. The exercise price may be paid in cash or by other means, including a cashless exercise method as determined by the compensation committee.

The plan will terminate on April 20, 2009 or at an earlier time determined by the board of directors.

What is the proposed amendment to the plan?

     Under the plan as originally adopted, we reserved 484,655 shares for issuance under the plan. On June 26, 2002, the stockholders approved an amendment to the plan previously adopted by the board of directors that increased to 3,200,000 the number of shares of common stock available for issuance under the plan, subject to automatic annual adjustments by an amount equal to the excess of 30% of our then outstanding common stock on a fully-diluted basis over 3,200,000 shares, up to a maximum of 5,000,000 shares available under the plan.

     The board of directors adopted a second amendment to the plan on August 6, 2002, generally increasing to 4,200,000 the fixed number of shares available under the plan, subject to automatic annual adjustments by an amount equal to the excess of 30% of our then outstanding common stock on a fully-diluted basis over the sum of (i) 4,200,000 shares and (ii) the total of all prior annual adjustments under the applicable provision of the plan. However, the second amendment continues in effect the prior limit of 3,200,000 shares available for issuance under the plan in the form of incentive stock options, subject to the same annual adjustments described in the immediately preceding sentence. The total number of shares of common stock that may be available under the plan remains 5,000,000, of which not more than 4,000,000 shares may be available for issuance as incentive stock options.

     The second amendment also increases from 1,000,000 to 1,500,000 the maximum number of shares of common stock that any Grantee may receive under the plan over the life of the plan. Sec.162(m) of the Internal Revenue Code of 1986, as amended, (the “Code”) generally provides that a publicly-held company may not deduct as compensation amounts paid to any of its chief executive officer or certain other senior executives in any year in excess of $1,000,000. However, that section also provides that certain payments qualifying as “performance-based compensation” are not taken into account for purposes of the Sec. 162(m) deduction limitation. Stock options and stock appreciation rights (SARs) may qualify as performance-based compensation if, among other requirements, the plan states the maximum number of shares of stock that the executive may receive through those awards within a stated period and the amount of compensation the executive will receive in connection with those awards is based solely on an increase in the value of the stock after the date of the grant or award. The 1,500,000 share maximum for awards granted to any grantee over the life of the plan imposed by the second amendment addresses the first of those requirements. Options granted under the plan to the affected executives therefore may generally qualify as performance-based compensation if the option exercise price is not less than the fair market value of the stock at the date of option grant. Stock appreciation rights granted to those executives under the plan may also qualify if the SAR gives the executive the right to receive only an amount equal to the increase in value of the stock over the fair market value of the stock at the date the SAR was granted.

What am I voting on?

     The board of directors generally may amend the plan without stockholder approval. However, stockholders must approve any amendment to the extent necessary to preserve the intended tax treatment of awards under the plan. Specifically, to preserve the favorable tax treatment for options intended to be incentive stock options, the stockholders must approve within 12 months of adoption by the board of directors any amendment to increase the number of shares subject to the plan. In addition, stockholder approval of the amendment increasing the limit on awards a grantee may receive during the life of the plan is necessary to preserve the eligibility of plan awards for treatment as performance-based compensation that is not taken into account for purposes of the executive compensation deduction limitation imposed by Code Sec. 162(m).

     If the stockholders approve the amendment, we may use 3,200,000 shares (subject to annual increases as provided in the plan) reserved for issuance under the plan for incentive stock option awards. If stockholders do not approve the amendment, the number of shares available for awards other than incentive stock option awards will be the increased number approved by the board in the August 6, 2002 amendment to the plan. However, because there is little judicial or administrative authority on the issue, it is possible that, if the amendment is not approved by the stockholders, no options granted after August 6, 2002 would qualify as incentive stock options. The amendment will not have any effect on outstanding options granted prior to August 6, 2002 and held by any executive officer, director or other employees of the Company.

     The board of directors recommends a vote “FOR” this proposal.

REPORT OF THE AUDIT COMMITTEE

     Our board of directors, in its business judgment, has determined that Michael E. Elliott, Steve G. Nussrallah and Gerard H. Sweeney are “independent” within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The audit committee operates pursuant to an Audit Committee Charter, a copy of which is attached to this Proxy Statement as Appendix A. Our management is responsible for our internal accounting controls and the financial reporting process. Our independent accountants, Deloitte & Touche LLP, are responsible for performing an audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and for expressing an opinion as to their conformity with generally accepted accounting principles. The audit committee’s responsibility is to monitor and oversee these processes.

     In keeping with that responsibility, the audit committee has reviewed and discussed our audited consolidated financial statements as of and for the fiscal year ended December 31, 2002 with management and the independent accountants. In addition, the audit committee has discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, “Communications with Audit Committee,” as currently in effect, and, with management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements. The audit committee has also received the written disclosures from the independent accountants required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent accountants their independence. The audit committee has also considered whether the provision of non-audit services by the independent accountants is compatible with maintaining independence between U.S. RealTel and the independent accountants.

     The members of the audit committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including the matter of auditor independence. Members of the audit committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the auditors are in fact “independent.”

     Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the audit committee referred to above and in the Audit Committee Charter, the audit committee recommended to the board of directors that the audited consolidated financial statements of U.S. RealTel be included in the Annual Report on Form 10-KSB for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The audit committee has also recommended the reappointment of the independent auditors and the board of directors concurred in that recommendation.

Submitted by the audit committee of the board of directors.

Gerard H. Sweeney (Chairman)
Michael F. Elliott
Ross J. Mangano
Steve G. Nussrallah

     The information in the foregoing Report of the Audit Committee shall not be deemed to be soliciting material, or be filed with the SEC or subject to Regulation 14A or 14C or to liabilities of Section 18 of the Securities Act, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate these paragraphs by reference.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information concerning total compensation earned or paid to our current Chief Executive Officer, our former Chief Executive Officer (who served in such capacity until February 2002), and our five most highly compensated executive officers who served in such capacities as of December 31, 2002, which includes two executive officers of our wholly owned subsidiary, Cypress Communications, collectively referred to below as the “named executive officers,” for the fiscal years ended December 31, 2000, 2001, and 2002:

Summary Compensation Table

						Long Term
						Compensation
		Annual Compensation				Awards

						Securities
				Other Annual		Underlying
Name and Principal Position	Year	Salary	Bonus	Compensation		Options(#)

Charles B. McNamee	2002	$230,556	$—	$—		1,100,000	(1)
Chief Executive Officer	2001	$—	$—	$—		—
	2000	$—	$—	$—		—

Gregory P. McGraw	2002	$230,556	$—	$—		1,100,000	(1)
President, Chief Operating	2001	$—	$—	$—		—
Officer and Chief Financial Officer	2000	$—	$—	$—		—

Salvatore W. Collura	2002	$160,243	$—	$—		150,000	(1)
Executive Vice President	2001	$—	$—	$—		—
	2000	$—	$—	$—		—

Daniel Knafo	2002	$150,000	$12,500	$—		40,000	(1)
Vice President of Cypress	2001	$150,000	$—	$—		30,000	(1)
Communications	2000	$100,000	$—	$—		10,000	(1)

Peter R. Gould	2002	$127,778	$—	$—		65,000	(1)
Senior Vice President of	2001	$—	$—	$—		—
Cypress Communications	2000	$—	$—	$—		—

Edgardo Vargas	2002	$122,890	$12,500	$—		65,000	(1)
Senior Vice President &	2001	$104,720	$—	$—		20,000	(1)
Treasurer	2000	$—	$—	$—		—

Perry Ruda(2)	2002	$72,833	$41,667	$407,290	(3)	—
	2001	$200,000	$—	$54,000	(4)	—
	2000	$200,000	$50,000	$18,000	(5)	—

(1)	Stock options issued pursuant to 1999 Employee Equity Incentive Plan.
(2)	Former chief executive officer and chairman. Information with respect to Mr. Ruda is included pursuant to applicable SEC rules.
(3)	Includes $368,542 in severance fees and $38,748 in consulting fees.
(4)	Automobile and housing allowance.
(5)	Automobile allowance.

Stock Option Grants in Fiscal 2002

			% of Total
			Options/
	Number of		SARS
	Securities		Granted to
	Underlying		Employees	Exercise or
	Options/SARS		in Fiscal	Base	Expiration
Name	Granted		Year	Price($/Sh)	Date

Charles B. McNamee	800,000	(1)	24.7%	1.50	3/20/12
	300,000	(1)	9.2%	2.00	3/20/12
Gregory P. McGraw	800,000	(1)	24.7%	1.50	3/20/12
	300,000	(1)	9.2%	2.00	3/20/12
Salvatore W. Collura	150,000	(2)	4.6%	2.00	8/6/12
Daniel Knafo	40,000	(2)	1.2%	2.00	8/6/12
Peter R. Gould	65,000	(2)	2.0%	2.00	8/6/12
Edgardo Vargas	65,000	(2)	2.0%	2.00	8/6/12

(1)	These non-qualified stock options vest 50% upon the achievement by Cypress Communications of positive cash flow for 4 consecutive quarters on a cumulative basis, 25% on the first anniversary of the vesting of the initial 50% and 25% on the second anniversary of the vesting of the initial 50%
(2)	These incentive stock options vest 25% on each of the first four anniversaries of the grant date.

Stock Option Exercises and Values for Fiscal 2002

     No stock options or stock appreciation rights were exercised by any of the named executive officers during the fiscal year ended December 31, 2002.

Equity Compensation Plan Information

	(a)	(b)	(c)

Number of
securities
remaining
available for
	Number of		future
	securities to		issuance
	be issued		under equity
	upon		compensation
	exercise of	Weighted-average	plans
	outstanding	exercise price of	(excluding
	options,	outstanding	securities
	warrants	options, warrants	reflected in
Plan Category	and rights	and rights	column (a))

Equity compensation plans approved by security holders	3,769,888	2.48	430,112
Equity compensation plans not approved by security holders	12,295,976	1.70	—
Total	16,065,864		430,112

Employment and Termination Agreements

     Charles B. McNamee. Charles B. McNamee, our chief executive officer and the chief executive officer of Cypress Communications, entered into an employment agreement with Cypress Communications in February 2002, as amended. The agreement is for a term of one year and will continue year to year unless sooner terminated. Pursuant to the amended agreement, Mr. McNamee will serve as chief executive officer of Cypress Communications and will receive an annualized salary of $300,000, in addition to options to purchase 1,100,000 shares of U.S. RealTel, Inc. common stock.

     Gregory P. McGraw. Gregory P. McGraw, our president, chief executive officer and chief operating officer and the president and chief operating officer of Cypress Communications, entered into an employment agreement with Cypress Communications in February 2002, as amended. The agreement is for a term of one year and will continue year to year unless sooner terminated. Pursuant to the amended agreement, Mr. McGraw will serve as the president and chief operating officer of Cypress Communications and will receive an annualized salary of $300,000, in addition to options to purchase 1,100,000 shares of U.S. RealTel, Inc. common stock.

     Perry H. Ruda. Perry H. Ruda, our former chief executive officer and chairman, was previously employed under an employment agreement providing for an annual salary of $200,000. The employment agreement had a scheduled expiration date of April 1, 2002, and provided for a cash severance payment to Mr. Ruda of $440,000 if we elected not to renew the agreement. In March 2002, we entered into a new employment agreement with Mr. Ruda under which Mr. Ruda would have served a two-year term as our president and would receive an annual base salary of $55,000. Concurrently with the new employment agreement, we entered into a settlement agreement with Mr. Ruda under which, in lieu of the $440,000 cash settlement payment required under his old employment agreement, we agreed to pay him $300,000 in cash and $140,000 in equal monthly installments over a 24-month period. Mr. Ruda no longer serves as an officer or employee of the Company.

     Mark J. Grant. Mark J. Grant, our former president, was previously employed under an employment agreement providing for an annual salary of $175,000. Under his employment agreement, which we could terminate at will, we were obligated upon his termination to pay him in lump sum the discounted present value of six months salary and an automobile allowance for the remainder of the contract term. In March 2002, we entered into a severance agreement with Mr. Grant under which we agreed to pay him the sum of $111,584, representing the discounted present value of seven months salary, automobile allowance and certain other benefits.

Employee Benefit Plans

     A description of our 1999 Employee Equity Incentive Plan appears above under the caption “Proposal 3—Approval of Second Amendment to 1999 Employee Equity Incentive Plan.”

STOCK PERFORMANCE GRAPH

     The graph set forth below compares the cumulative total stockholders return on our common shares since the Company’s initial public offering on May 9, 2000 with the total return on the NASDAQ Stock Market (U.S.) Index and the NASDAQ Telecommunications Index. The graph shows the change in value of a $100 investment in our shares and the indexes assuming the reinvestment of all dividends.

ASSUMES $100 INVESTED ON MAY 9, 2000 IN
U.S. REALTEL, INC. COMMON STOCK, NASDAQ STOCK MARKET
INDEX, AND NASDAQ TELECOMMUNICATIONS INDEX

	Cumulative Total Return*

	5/9/00	6/00	9/00	12/00	3/01	6/01	9/01	12/01	3/02	6/02	9/02	12/02

U.S. REALTEL, INC	100.00	60.42	38.54	16.67	14.58	13.75	12.92	8.75	6.29	12.92	16.25	24.17
NASDAQ STOCK MARKET (U.S.)	100.00	117.56	108.19	72.45	54.07	63.72	44.22	57.47	54.46	43.41	34.83	39.73
NASDAQ TELECOMMUNICATIONS	100.00	115.86	92.48	58.87	51.88	49.13	35.78	39.41	28.06	16.93	15.54	18.15

*	Copyright © 2002, Standard & Poor’s, a division of The McGraw Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

STOCK OWNERSHIP

     The table below sets forth information regarding the beneficial ownership of our common stock as of May 1, 2003, by the following individuals or groups:

•	each person or entity who is known by us to own beneficially more than 5% of our outstanding stock;

•	each of our directors;

•	each of our executive officers; and

•	all directors and executive officers as a group.

     Unless otherwise indicated, the address of each of the individuals listed in the table is c/o U.S. RealTel, Inc., 3575 Piedmont Road, Fifteen Piedmont Center, Suite 100, Atlanta, Georgia 30305. Except as otherwise indicated, and subject to community property and receivership laws where applicable, we believe the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

     Percentage ownership in the following table is based on 5,873,395 shares of common stock outstanding as of May 1, 2003. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. Shares of our common stock subject to options or warrants that are presently exercisable or exercisable within 60 days of May 1, 2003 are deemed to be outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

		Percent of
	Number of Shares	Shares
Name of Beneficial Owner	Beneficially Owned	Outstanding

Directors, Named Executive Officers and 5% Stockholders
Ross J. Mangano, Chmn of the Board, Director(1)	3,200,133	41.3%
Gerard H. Sweeney, Director(2)	1,177,692	17.7%
Brandywine Operating Partnership, L.P.(3)	1,132,692	17.1%
Steve G. Nussrallah, Director(4)	6,994,798	54.4%
Noro-Moseley V, LLP(5)	6,994.798	54.4%
Michael F. Elliott, Director(6)	1,602,838	21.4%
Wakefield Group III, LLC(7)	1,602,838	21.4%
Dolphin Equity Partners(8)	990,264	14.4%
Jo & Co(9)	1,508,108	23.4%
Troon & Co.(10)	551,615	8.6%
Jordan E. Glazov, former Director(11)	765,358	12.8%
Perry H. Ruda Former CEO and Director(12)	660,893	11.0%
Charles B. McNamee, Chief Executive Officer(13)	617,500	9.5%
Gregory P. McGraw, President, COO, CFO & Secretary(14)	550,000	8.6%
Peter R. Gould, Sr. Vice President of Cypress Communications(15)	30,000	*
Daniel Knafo, Vice President of Cypress Communications(16)	30,000	*
Edgardo Vargas, Sr. V. P. & Corporate Controller(17)	13,332	*
Salvatore C. Collura, Exec. V.P. Field Operations	—	—
All Directors and Executive Officers as a Group (10 persons)(18)	14,156,293	77.4%

*	Less than 1%

(1)	Includes 158,621 shares of our common stock subject to warrants exercisable within 60 days of May 1, 2003. Includes 250,000 shares held by trusts of which Mr. Mangano serves as trustee, as follows: Joseph D. Oliver Trust—GO Cunningham Fund (62,500), Joseph D. Oliver Trust—James Oliver II Fund (62,500), Joseph D. Oliver Trust—Joseph D. Oliver, Jr. Fund (62,500), Joseph D.

Oliver Trust—Susan C. Oliver Fund (62,500). Also includes the following: warrants to purchase 259,816 shares held by such trusts; warrants to purchase 103,500 shares held by the J. Oliver Cunningham Trust; warrants to purchase 103,500 shares held by the Anne C. McClure Trust; warrants to purchase 103,500 shares held by the Jane C. Warriner Trust; 949,401 shares and warrants to purchase 558,707 shares held by Jo & Co., a corporation for which Mr. Mangano serves as President; 47,500 shares and warrants to purchase 38,973 shares held by James Hart over which Mr. Mangano has voting and/or dispositive control. Also includes warrants to purchase 551,615 shares held by Troon & Co.

(2)	Includes 25,000 shares subject to warrants exercisable within 60 days of May 1, 2003. Includes 384,615 shares held by Brandywine Operating Partnership, L.P. and 748,077 shares subject to warrants exercisable within 60 days of May 1, 2003 held by Brandywine Operating Partnership, L.P., of which Mr. Sweeney disclaims any beneficial ownership. Mr. Sweeney is the President and Chief Executive Officer of Brandywine Realty Trust, the general partner of Brandywine Operating Partnership, L.P.

(3)	The address of Brandywine Operating Partnership, L.P. is 401 Plymouth Road, Suite 500, Plymouth Meeting, Pennsylvania 19462. Includes 748,077 shares subject to warrants exercisable within 60 days of May 1, 2003.

(4)	Includes 6,867,348 shares subject to warrants exercisable within 60 days of May 1, 2003.

(5)	The address of Noro-Moseley V, LLP is 9 North Parkway Square, 4200 Northside Parkway, Atlanta, Georgia 30327. Includes 6,867,348 shares subject to warrants exercisable within 60 days of May 1, 2003.

(6)	Includes 1,573,642 shares subject to warrants exercisable within 60 days of May 1, 2003.

(7)	The address of Wakefield Group III, LLC is 1110 East Morehead Street, Charlotte, North Carolina 28204. Includes 1,573,642 shares subject to warrants exercisable within 60 days of May 1, 2003.

(8)	The address of Dolphin Equity partners is 750 Lexington Avenue, New York, New York 10022. Includes 969,718 shares subject to warrants exercisable within 60 days of May 1, 2003.

(9)	The address of Jo & Co. is 112 W. Jefferson Blvd., Suite 613, South Bend, Indiana 46601. Includes 558,707 shares subject to warrants exercisable within 60 days of May 1, 2003.

(10)	The address of Troon & Co. is 112 W. Jefferson Blvd., Suite 613, South Bend, Indiana 46601. Includes 551,615 shares subject to warrants exercisable within 60 days of May 1, 2003.

(11)	Includes 113,938 shares subject to options or warrants exercisable within 60 days of May 1, 2003. The remaining 651,960 shares are held in joint tenancy with Mr. Glazov’s wife. Does not include 3,568 shares held by one of Mr. Glazov’s sons, 3,568 shares held by another of Mr. Glazov’s sons and 2,318 shares held by Mr. Glazov’s daughter.

(12)	Includes 113,938 shares subject to options and warrants exercisable within 60 days of May 1, 2003.

(13)	Includes 617,500 shares subject to options exercisable within 60 days of May 1, 2003.

(14)	Includes 550,000 shares subject to options exercisable within 60 days of May 1, 2003.

(15)	Includes 30,000 shares subject to options exercisable within 60 days of May 1, 2003.

(16)	Includes 30,000 shares subject to options exercisable within 60 days of May 1, 2003.

(17)	Includes 13,332 shares subject to options exercisable within 60 days of May 1, 2003.

(18)	See footnotes (1) through (17) above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We paid Access Financial Group, Inc. $1,979 and $2,896 for services rendered during 2001 and 2002, respectively. Mark J. Grant, our former President and one of our former directors, is a director and president-capital markets of Access Financial Group, Inc. From January 2001 to May 2002, we subleased our principal executive offices in Fort Lauderdale, Florida from Access Financial Group for approximately $66,000 per year.

     On September 24, 1999, we executed a $1,500,000 convertible promissory note with a partnership and certain trusts of which Ross J. Mangano, one of our directors, is a partner or trustee. The note bore interest at a rate of 7% annually. The principal amount of the note was due and payable on January 2, 2001 unless the holder elected to exercise the right to convert the convertible note into our common stock at $6.50 per share or into stock of our Argentinean subsidiary. On January 2, 2001, the holder converted the note into stock of our Argentinean subsidiary.

     In June 2000, a $35,000 non-interest bearing short-term advance was made by a stockholder to the Company, such amount was repaid in May 2001.

     On January 2002, we received a financing commitment for up to $17.5 million from certain trusts of which Ross J. Mangano, one of our directors, is a partner or trustee, for the acquisition of Cypress Communications. Upon the completion of the acquisition, the Company issued a promissory note in the aggregate principal amount of approximately $16.4 million and warrants to purchase up to 850,000 shares of our common stock at an exercise price of $1 per share. The promissory note had a closing fee of $875,000 and carried interest at 7% per annum. The warrants are exercisable through February 2007. We repaid this promissory note, including interest and closing fee, in February 2002.

     In July 2002, the Company, through its wholly owned subsidiary, Cypress Communications, completed the purchase of certain assets of Intermedia Advanced Building Networks, the shared tenant telecommunications services business of WorldCom, Inc. (ABN/STS). In connection with such acquisition, the Company and Cypress Communications raised $28 million to finance the acquisition. The $28 million financing included:

(i)	a $10 million senior secured revolving credit facility from Silicon Valley Bank (the “Senior Credit Facility”);

(ii)	an $8 million bridge loan (the “Bridge Loan”) from the J. Oliver Cunningham Trust (the “JOC Trust”), the Anne C. McClure Trust (the “ACM Trust”), the Jane C. Warriner Trust (the “JCW Trust”), Noro-Moseley Partners V, L.P.(“Noro-Mosley”), and the Wakefield Group III, LLC (“Wakefield”); and

(iii)	the sale of $10 million of Fixed Rate Convertible Notes due July 1, 2009 (the “Convertible Notes”) to the JOC Trust, the ACM Trust, the JCW Trust, Noro-Moseley and Wakefield.

     The JOC Trust, the ACM Trust and the JCW Trust are affiliates of certain stockholders of the Company and of Ross J. Mangano, a director and Chairman of the Board of the Company and of Cypress Communications.

     The Bridge Loan was obtained by the Company and Cypress Communications pursuant to a Loan Agreement dated July 16, 2002 among the Company, Cypress Communications, the JOC Trust, the ACM Trust, the JCW Trust, Noro-Moseley and Wakefield (each, acting in such capacity, a “Bridge Lender” and collectively, the “Bridge Lenders”). The Bridge Loan accrues interest at 14% per annum, and matures on the earlier to occur of (i) one business day following the maturity of the Senior Credit Facility and (ii) July 16, 2005. Each Bridge Lender was entitled to receive an initial loan fee equal to 2.5% of that portion of the Bridge Loan that was funded by such Bridge Lender. Because the Bridge Loan was outstanding 60 days after the closing, the Company and Cypress Communications became obligated to pay each Bridge Lender an additional loan fee equal to 1.25% of the then outstanding principal balance of such Bridge Lender’s share of the Bridge Loan. Because the Bridge Loan has been outstanding 90 days after the closing, the Company and Cypress Communications became obligated subsequent to the end of the quarterly period ended September 30, 2002 to pay each Bridge Lender an additional loan fee equal to 1.25% of the then outstanding principal balance of such Bridge Lender’s share of the Bridge Loan. If the Bridge Loan is outstanding 120 days after the closing, the Company and Cypress Communications would become obligated to pay to each Bridge Lender an additional loan fee equal to 1.00% of the then outstanding principal balance of such Bridge Lender’s share of the Bridge Loan. The loan fees described above are cumulative and are payable on the earlier to occur of the maturity date of the Bridge Loans or the date on which the Bridge Loans are paid in full. At the closing of the Bridge Loan, the Company issued the Bridge Lenders warrants to purchase an aggregate of 400,000 shares of the Company’s common stock at an exercise price of $1.13 per share. These warrants are exercisable for a term of 10 years.

     The Convertible Notes were issued by the Company and Cypress Communications pursuant to a Purchase Agreement dated July 16, 2002 among the Company, Cypress Communications, the JOC Trust, the ACM Trust, the JCW Trust, Noro-Moseley and Wakefield (each, acting in such capacity, a “Purchaser” and collectively, the “Purchasers”). The Convertible Notes accrue interest at the rate of 7.5% per annum, compounded quarterly, and payable at maturity of the notes, whether upon their stated maturity of July 1, 2009, or earlier as a result of acceleration in the event of a default or upon redemption of the Convertible Notes. The principal of and accrued interest on the Convertible Notes is convertible into the Company’s common stock at $1.13 per share. The Convertible Notes are redeemable by the Company or Cypress Communications at any time by payment of the outstanding principal balance and accrued interest. In the event that the Convertible Notes are redeemed, the Purchasers have been issued warrants which will then be eligible for exercise to purchase the number of shares of common stock of the Issuer that the Convertible Notes were convertible into on the redemption date at a conversion price of $1.13 per share. In connection with the issuance of the Convertible Notes, the Company, the Purchasers and the Bridge Lenders entered into a registration rights agreement, which provides for the registration of the common stock issuable upon (i) the conversion of the Convertible Notes; (ii) the exercise of the Warrants issued in connection with the Bridge Loan; and (iii) the exercise of the Warrants exercisable upon the redemption of the Convertible Notes.

     In connection with the issuance of the Convertible Notes, the Purchasers were issued a total of 100 shares of the Company’s Series A Preferred Stock (the “Series A Preferred”) without additional consideration. The rights of the Series A Preferred are set forth in a Certificate of Designations adopted by the Company’s board of directors. The holders of a majority of the Series A Preferred are entitled to elect two members of the Company’s board of directors and the holders of the Series A Preferred are entitled to receive dividends and distributions equal to those payable to the holders of an equivalent number of shares of the Company’s common stock. In addition, the Company may not, without the prior written consent of holders of a majority of the Series A Preferred, (i) increase or decrease (other than by redemption or conversion) the authorized number of shares of Series A Preferred; (ii) cancel or modify the voting rights of the holders of Series A Preferred; cancel or modify the rights of the holders of Series A Preferred; or (iii) amend, waive, alter, modify or repeal any provision of the Certificate of Incorporation or Bylaws of the Corporation, if such amendment, alternation, modification or repeal would adversely affect the Series A Preferred, including the issuance of preferred stock with voting rights senior to or pari passu with the Series A Preferred. The Series A Preferred is redeemable by the Company in the event that:

(a)	at least 75% of the principal amount of the Convertible Notes is converted into shares of common stock of the Company;
(b)	at least 75% of the principal amount of the Convertible Notes is redeemed;
(c)	the Company has submitted an application in good faith to apply for listing on AMEX, NASDAQ or another national exchange to register its securities on such exchange, the average daily trading price per share of the common stock as reported in such application is at least $4.00 per share, and the Company subsequently receives a comment from such exchange that its application for listing will not be accepted so long as the Series A Preferred remains outstanding with the voting rights described herein; or
(d)	the outstanding principal and interest on the Convertible Notes are paid in full on the maturity date of the Convertible Notes.

The redemption price for the Series A Preferred is $0.001 per share.

     The Bridge Lenders and the Purchasers entered into an Intercreditor (Subordination) Agreement, which, among other things, provides that under certain limited circumstances, all amounts payable by the Company and Cypress Communications under the Bridge Loan and the Convertible Notes will be payable, pro rata among the Bridge Lenders and the Purchasers, on a pari passu basis. To induce the JOC Trust, the ACM Trust and the JCW Trust to enter into the Intercreditor (Subordination) Agreement, the Company and Cypress Communications entered into a Letter Agreement. Pursuant to the Letter Agreement, the Company and Cypress Communications agreed to pay the Bridge Lenders and the Purchasers, in proportion to the amounts lent by them under the Bridge Loan, a fee of $1,000,000 (the “Risk Allocation Fee”). The Risk Allocation Fee was to be paid by the Company to the Bridge Lenders and the Purchasers upon the earlier to occur of the achievement of certain earnings milestones set forth in the Letter Agreement or June 30, 2003. The Company elected to pay the Risk Allocation Fee early, on December 31, 2002. In consideration for the early payment from the Company, the Bridge Lenders and the Purchasers agreed to except $915,000 instead of the $1,000,000 originally due.

     We believe that all transactions between us and the related parties are on terms no less favorable to us than those terms we could have obtained from unaffiliated third parties.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our outstanding common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock. These persons are required by SEC regulation to furnish us with copies of all such reports they file.

     To our knowledge, based solely on a review of the copies of filings furnished to us and/or written or oral representations that no other reports were required, we believe that all of our directors, executive officers and 10% stockholders complied during 2002 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

RELATIONSHIP WITH INDEPENDENT AUDITORS

     The firm of Deloitte & Touche LLP, served as our independent auditors for the fourth quarter ended December 31, 2002. Our board of directors has selected Deloitte & Touche LLP as our independent auditors for 2003. One or more representatives of Deloitte & Touche LLP are expected to be present at the annual meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate stockholder questions.

     On September 25, 2002, the Company dismissed its independent auditors, BDO Seidman, LLP. This action was recommended by the Audit Committee of the Company and approved by the Company’s Board of Directors. On October 16, 2002, the Company engaged Deloitte & Touche LLP as its independent auditors for the fiscal year ending December 31, 2002. The engagement of Deloitte & Touche LLP was approved by the Audit Committee of the Company.

     During the Company’s two most recent fiscal years and the subsequent interim period through September 25, 2002, the Company did not consult with Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

     BDO Seidman, LLP audited the financial statements for the Company for the fiscal year ended December 31, 2001 and for the fiscal year ended December 31, 2000. Neither of the audit reports of BDO Seidman, LLP for those years contained any adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits for the fiscal years ended December 31, 2001 and 2000 and for the unaudited interim period through the date hereof, there were no disagreements with BDO Seidman, LLP on any matter of accounting principle or practice, financial statement disclosure, or audit procedure or scope which disagreement, if not resolved to the satisfaction of BDO Seidman, LLP would have caused it to make reference to the subject matter of the disagreement in its report.

     In connection with the audit of the fiscal years ended December 31, 2001 and 2000 and for the unaudited interim period through the date hereof, BDO Seidman, LLP did not advise the Company that:

(i)	internal controls necessary for the Company to develop reliable financial statements did not exist;

(ii)	information had come to its attention that led it to no longer be able to rely on management’s representations, or that made it unwilling to be associated with the financial statements prepared by management;

(iii)	there existed a need to expand significantly the scope of its audit, or that information had come to the attention of BDO Seidman, LLP, that if further investigated may materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements).

iv)	information had come to BDO Seidman, LLP’s attention that it concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to BDO Seidman, LLP’s satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to BDO Seidman, LLP’s dismissal, the issue has not been resolved to BDO Seidman, LLP’s satisfaction prior to its dismissal.

FEES PAID TO OUR INDEPENDENT AUDITORS

     The rules of the Securities and Exchange Commission require us to disclose fees billed by our independent auditors for services rendered to us for the fiscal year ended December 31, 2002.

Audit Fees

     The aggregate fees billed by BDO Siedman, LLP, our auditors during the first two quarters of 2002, and Deloitte & Touche, for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-QSB for that fiscal year were approximately $92,500 and $163,000, respectively.

Financial Information Systems Design and Implementation Fees

     Neither BDO Seidman nor Deloitte & Touche billed any fees for professional services rendered to us for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002.

All Other Fees

     The aggregate fees billed by BDO Seidman and Deloitte & Touche for services rendered to us, other than the services described above under “Audit Fees,” for the fiscal year ended December 31, 2002 were approximately $27,000 and $56,500, respectively.

OTHER MATTERS

     As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the proposals referred to above. If any other matter is properly brought before the meeting for action by the stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION

     Advance Notice Procedures. Under our bylaws, no business may be brought before an annual meeting unless it is specified in the notice of meeting, which includes stockholder proposals that we are required to include in our proxy statement pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, or is otherwise brought before the meeting by or at the direction of the board or by a stockholder entitled to vote who has delivered notice to us containing information specified in the bylaws not less than 120 or more than 150 days prior to the first anniversary of the date of notice of the preceding year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting of stockholders or election by consent was held in the previous year, notice by the stockholder to be timely must be received by us not later than the 10th day following the day on which the meeting date is publicly disclosed. These requirements are separate from and in addition to the SEC’s requirements in Rule 14a-8 that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

     Stockholder Proposals for the 2004 Annual Meeting. Stockholders interested in submitting a proposal for inclusion in the proxy materials for our annual meeting of stockholders in 2004 may do so by following the procedures prescribed above and in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by us no later than January 21, 2004.

     The enclosed Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission, and the updated financial statements in the enclosed Form 10-QSB for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission, collectively constitute the Company’s Annual Report to Stockholders. Additional copies of the Company’s Form 10-KSB and 10-QSB are available to stockholders who make written request therefor to U.S. RealTel, Inc., Fifteen Piedmont Center, 3575 Piedmont Road, Suite 100, Atlanta, Georgia 30305, Attention: Corporate Secretary. Copies of exhibits and basic documents filed with that report or referenced therein will be furnished to stockholders of record upon request.

By Order of the Board of Directors,

Ross J. Mangano Chairman of the Board

May 21, 2003

APPENDIX A

SECOND AMENDMENT TO THE
U.S. REALTEL, INC.
1999 EMPLOYEE EQUITY INCENTIVE PLAN

     U.S. RealTel, Inc. (the “Company”) hereby promulgates the following Second Amendment to the U.S. RealTel, Inc. 1999 Employee Equity Incentive Plan as previously adopted by the Company on April 20, 1999 and amended by a First Amendment thereto adopted by the Board of Directors on March 20, 2002 and approved by the Company’s stockholders on June 26, 2002 (the “Plan”).

     Effective as of August 6, 2002, the Plan shall be amended as follows:

(1)	Section 3(a) shall be amended by deleting it in its entirety an by substituting in lieu thereof the following:

(a)	Subject to the adjustments provided in Section 3(c) below, 4,200,000 shares of Stock are hereby made available and are reserved for issuance with respect to Awards and payment of benefits in connection with Awards under the Plan. Of the total number of shares of Stock reserved for issuance under the Plan, not more than 3,200,000 shares (subject to adjustment pursuant to Section 3(c) below) shall be available for the grant of “incentive stock options” as defined in Section 6(c). Shares of Stock issued upon the exercise of Awards may be treasury shares or newly issued shares, as may be determined from time to time by the Committee.

(2)	A Section 3(c) shall be added to the Plan as follows:

(c)	The number of shares of Stock available and reserved for issuance with respect to Awards and payment of benefits in connection with Awards and the number of shares of Stock available for the grant of incentive stock options, in each case as specified in Section 3(a), shall automatically be increased on the first day of each calendar year, commencing on January 1, 2003, by such positive number of shares of Stock equal to (i) thirty percent (30%) of the Diluted Shares Outstanding as of the particular January 1st less (ii) the sum of (x) 4,200,000 and (y) the total of all previous annual adjustments under this Section 3(c) (“Annual Adjustments”); provided that such Annual Adjustments shall not cumulatively exceed 800,000 shares of Stock so that the maximum number of shares of Stock which may become available and reserved for issuance with respect to Awards and payment of benefits in connection with Awards shall be 5,000,000, of which no more than 4,000,000 shares of Stock shall be available for the grant of incentive stock options. For purposes of this Section 3(c), “Diluted Shares Outstanding” shall mean, as of any January 1st, the sum of (i) the number of outstanding shares of Stock on such date, (ii) the number of shares of Stock issuable on such date assuming the conversion of all outstanding preferred stock and convertible debt securities of the Company, (iii) the exercise of all outstanding stock purchase warrants and (iv) the additional number of dilutive common stock equivalent shares outstanding as the result of options or other Awards outstanding on such date.

(3)	Section 6(a)(iv) shall be amended by substituting the number 1,500,000 for the number 1,000,000 in order that Section 6(a)(iv) of the Plan provide as follows:

(iv)	No Grantee may receive, upon the exercise of options or incentive stock options, the lapse of restrictions on Restricted Stock, the payment of performance units in stock,

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or the grant of a stock bonus, or any combination thereof, an aggregate number of shares of Stock under the Plan that exceeds 1,500,000 shares over the life of the Plan. In any twelve-month period, no Grantee may receive stock appreciation rights relating to more than 100,000 shares of Stock, or performance units relating to more than 100,000 shares of Stock under the Plan. If a previously granted option, incentive stock option, stock appreciation right, or performance unit is canceled or repriced, the canceled or repriced option, incentive stock option, stock appreciation right or performance unit, as the case may be, shall continue to be counted against the maximum number of shares, stock appreciation rights or performance units that may be delivered to any Grantee over the life of the Plan.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed on its behalf by the undersigned officer of the Company, as duly authorized by its Board of Directors, as of the 6th day of August 2002.

U.S. REALTEL, INC

	By:	/s/Charles B. McNamee

Charles B. McNamee Chief Executive Officer

ATTEST:

/s/Gregory P. McGraw Gregory P. McGraw Secretary

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PROXY	U.S. REALTEL, INC.	PROXY
3575 Piedmont Road 15 Piedmont Center, Suite 100 Atlanta, Georgia 30305

This Proxy is solicited on behalf of the Board of Directors

     The undersigned holder of our common stock hereby appoints Ross J. Mangano, Charles B. McNamee and Steve G. Nussrallah, and/or any of them, jointly and severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the Company’s Common Stock held in the undersigned’s name, subject to the voting direction of the undersigned at the Annual Meeting of Stockholders to be held at the offices of the Company, 3575 Piedmont Road, 15 Piedmont Center, Suite 100, Atlanta, Georgia, on Wednesday, June 25, 2003, or any adjournment thereof and, in the Proxies’ discretion, to vote upon such other business as may properly come before the meeting, all as more fully set forth in the Proxy Statement related to such meeting, receipt of which is hereby acknowledged.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY
RETURN IT IN THE ENVELOPE PROVIDED.

(Continued and to be signed on reverse side.)

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U.S. REALTEL, INC.
PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY. ■

		For All	Withhold All	For All Except			For	Against	Abstain
1.	ELECTION OF DIRECTORS— Nominees:	☐	☐	☐	3.	Approval of the Second Amendment to the 1999 Employee Equity Incentive Plan.	☐	☐	☐
Michael F. Elliott Steve G. Nussrallah
Ross J. Mangano                Gerard H. Sweeney
Charles B. NcNamee
(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the line provided below.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES, FOR THE APPOINTMENT OF INDEPENDENT AUDITORS AND FOR THE APPROVAL OF THE SECOND AMENDMENT TO THE 1999 EMPLOYEE EQUITY INCENTIVE PLAN.
		For	Against	Abstain
2.	Appointment of Deloitte & Touche LLP as Auditors.	☐	☐	☐

SIGNATURE(S)

DATED
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

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Δ	FOLD AND DETACH HERE	Δ

YOUR VOTE IS IMPORTANT!

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED.
NO POSTAGE IS NECESSARY IF YOU MAIL THE ENVELOPE FROM WITHIN THE UNITED STATES.